SIGNIFICANT NET DEFERRED TAX ASSETS (Details) - USD ($)	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Start-up costs	$ 311,964	$ 104,959
Net operating loss carryforwards	16,627	29,828
Total deferred tax assets	328,591	134,787
Valuation allowance	(328,591)	(134,787)
Deferred tax liabilities:
Unrealized gain on investments	0	0
Total deferred tax liabilities	0	0
Deferred tax assets, net of allowance	$ 0	$ 0